UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2013

RED MOUNTAIN RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-54444	27-1739487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2515 McKinney Avenue, Suite 900, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-0400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2013, Lynden B. Rose resigned from the Board of Directors of Red Mountain Resources, Inc. (the “Company”).  Mr. Rose’s resignation was not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.  The Company’s Board of Directors appointed David Martin Heikkinen to fill the vacancy created by Mr. Rose’s resignation.  The Board of Directors has determined that Mr. Heikkinen is an “independent director” as that term is defined under NYSE MKT LLC rules.

David Martin Heikkinen, 41 years old, has served as the Chief Executive Officer of Heikkinen Energy Advisors, LLC, an institutional equity research and investment advisory firm, since he founded it in July 2012.  From December 2005 to February 2012, Mr. Heikkinen served as Head of Exploration and Production Research for Tudor, Pickering, Holt & Co., an integrated energy investment and merchant bank, providing advice and services to institutional and corporate clients.  From February 2000 to December 2005, Mr. Heikkinen served as the Exploration and Production Analyst for Capital One Southcoast, Inc., an investment bank headquartered in New Orleans, Louisiana that provides financial advisory services.  From January 1994 to February 2000, Mr. Heikkinen held various engineering roles with Shell Offshore Inc. and Shell International Exploration and Production.  Mr. Heikkinen received a B.S. in Mechanical Engineering from the University of Missouri-Rolla and an M.B.A. from Tulane University.

The Company issued a press release announcing the appointment of Mr. Heikkinen attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.                      Regulation FD.

On April 12, 2013, the Company issued a press release on its website (http://redmountainresources.com/news/press-releases) providing an operations update for its subsidiaries,  Cross Border Resources, Inc., of which RMR owns approximately 81%, and RMR’s wholly-owned subsidiaries Black Rock Capital, Inc. and RMR Operating, LLC.  A copy of the release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Registrant, except as shall be expressly set forth by specific reference in such document.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release announcing appointment of David Martin Heikkinen.

99.2	Press Release providing operations update for subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2013	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer